Exhibit 99.01

SYMANTEC CORPORATION

Trended Reconciliation of Revenue Detail Including Modified Reporting Structure

(In millions)

(Unaudited)

During the first quarter of fiscal year 2012, the company modified its segment reporting structure to more readily match its operating structure. The following modification was made to the segment reporting structure: managed security services (MSS) moved to the Security and Compliance segment from the Services segment. MSS revenue of $72 million and $71 million were moved in fiscal 2011 and 2010, respectively. The historical periods have been adjusted to reflect the modified reporting structure.

	FY2011		Q4’11		Q3’11		Q2’11		Q1’11
	Reported	Modified	Reported	Modified	Reported	Modified	Reported	Modified	Reported	Modified
Revenue	$6,190	$6,190	$1,673	$1,673	$1,604	$1,604	$1,480	$1,480	$1,433	$1,433

Revenue by Segment
Consumer	$1,953	$1,953	$514	$514	$498	$498	$468	$468	$473	$473
Security and Compliance	1,566	1,638	446	465	417	435	363	381	340	357
Storage and Server Management	2,307	2,307	626	626	600	600	557	557	524	524
Services	364	292	87	68	89	71	92	74	96	79

	FY2010		Q4’10		Q3’10		Q2’10		Q1’10
	Reported	Modified	Reported	Modified	Reported	Modified	Reported	Modified	Reported	Modified
Revenue	$5,985	$5,985	$1,531	$1,531	$1,548	$1,548	$1,474	$1,474	$1,432	$1,432

Revenue by Segment
Consumer	$1,871	$1,871	$483	$483	$478	$478	$463	$463	$447	$447
Security and Compliance	1,411	1,482	361	379	369	388	345	363	336	352
Storage and Server Management	2,287	2,287	577	577	594	594	563	563	553	553
Services	416	345	110	92	107	88	103	85	96	80

SYMANTEC CORPORATION

Trended Reconciliation of Revenue Detail Including Modified Reporting Structure (1)

(In millions)

(Unaudited)

During the first quarter of fiscal year 2012, the company modified its segment reporting structure to more readily match its operating structure. The following modification was made to the segment reporting structure: managed security services (MSS) moved to the Security and Compliance segment from the Services segment. MSS revenue of $72 million and $71 million were moved in fiscal 2011 and 2010, respectively. The historical periods have been adjusted to reflect the modified reporting structure.

	FY2011					FY2010
	YE11	Q4’11	Q3’11	Q2’11	Q1’11	YE10	Q4’10	Q3’10	Q2’10	Q1’10
Revenue by Segment
Consumer	$1,953	$514	$498	$468	$473	$1,871	$483	$478	$463	$447
Security and Compliance	1,638	465	435	381	357	1,482	379	388	363	352
Storage and Server Management	2,307	626	600	557	524	2,287	577	594	563	553
Services	292	68	71	74	79	345	92	88	85	80

Revenue by Segment: Y/Y Growth Rate
Consumer	4%	6%	4%	3%	6%	6%	12%	11%	6%	-5%
Security and Compliance	11%	23%	12%	5%	1%	-2%	4%	4%	-2%	-14%
Storage and Server Management	1%	8%	1%	-1%	-5%	-8%	-2%	-4%	-9%	-17%
Services	-15%	-26%	-19%	-13%	-1%	-5%	9%	-2%	-3%	-21%

Revenue by Segment: Y/Y Growth Rate in Constant Currency
Consumer	5%	5%	5%	5%	7%	5%	9%	6%	7%	-1%
Security and Compliance	11%	21%	13%	7%	2%	-3%	1%	0%	-1%	-10%
Storage and Server Management	2%	7%	3%	1%	-3%	-9%	-4%	-8%	-8%	-13%
Services	-14%	-28%	-18%	-11%	1%	-5%	5%	-7%	-2%	-16%

	FY2011					FY2010
	YE11	Q4’11	Q3’11	Q2’11	Q1’11	YE10	Q4’10	Q3’10	Q2’10	Q1’10
GAAP Operating Margin by Segment
Consumer	46%	47%	44%	45%	48%	46%	44%	43%	47%	50%
Security and Compliance	16%	13%	12%	17%	23%	27%	29%	29%	27%	24%
Storage and Server Management	46%	44%	46%	49%	46%	48%	47%	49%	49%	47%
Services	2%	7%	3%	3%	-1%	3%	4%	3%	7%	-1%

(1)	Management refers to growth rates adjusting for currency so that the business results can be viewed without the impact of fluctuations in foreign currency exchange rates. We compare the percent change in the results from one period to another period in order to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States Dollars at the actual exchange rates in effect during the respective prior periods (or, in the case of deferred revenue, converted into United States Dollars at the actual exchange rate in effect at the end of the prior period).